Stradley, Ronon, Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103
Telephone: (215) 564-8099

April 18, 2017

VIA EDGAR TRANSMISSION

Filing Desk

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Attention: Jaea Hahn

RE:	Delaware Pooled Trust (the “Registrant”)
File Nos. 811-06322; 033-40991

Dear Ms. Hahn:

Pursuant to Rule 497(e) under the Securities Act of 1933, as amended, (the “1933 Act”) submitted electronically via the EDGAR system, please find enclosed certain risk/return summary information in an interactive data format using the eXtensible Business Reporting Language (the “XBRL exhibits”). The XBRL exhibits reflect the Item 2, 3 and 4 risk/return summary disclosure that was included in the prospectus dated February 28, 2017, as amended April 3, 2017, for the Macquarie Large Cap Value Portfolio, Macquarie Labor Select International Equity Portfolio, Macquarie Emerging Markets Portfolio, Macquarie Emerging Markets Portfolio II, Macquarie High Yield Bond Portfolio and Macquarie Core Plus Bond Portfolio, series of the Registrant, that was filed with the U.S. Securities and Exchange Commission via the EDGAR system on April 3, 2017 (Accession No. 0001145443-17-000451) pursuant to Rule 497(e) under the 1933 Act.

No XBRL exhibits will be filed by the Registrant in connection with the April 5, 2017 filing (Accession No. 0001145443-17-000454) pursuant to Rule 497(e) under the Securities Act of 1933 because the Item 2, 3 and 4 risk/return summary disclosure in that filing did not differ from that which is included in the XBRL exhibits in this filing.

Please direct questions or comments relating to this filing to me at the above-referenced telephone number.

Very truly yours,

/s/ Jonathan M. Kopcsik
Jonathan M. Kopcsik

cc:	Bruce G. Leto
Kathryn R. Williams
Delaware Investments